JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS Q and T

Supplement dated January 13, 2014

to PROSPECTUSES dated April 29, 2013, as supplemented from time to time

Changes to Variable Investment Options

This Supplement applies to REVOLUTION VALUE VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY and PATRIOT VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 29, 2013.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus or SAI, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement includes:

•	changes to the Lifestyle Balanced Trust JHVIT Portfolio; and

•	disclosure regarding frequent transfer restrictions.

Changes to Variable Investment Option

Effective on March 3, 2014, the information regarding the Lifestyle Balanced Trust in the Annuity Prospectus will be revised as described in more detail below.

We revise “III. Fee Tables – Portfolio Expenses” as follows:

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment[2]	Net Operating Expenses
Lifestyle Balanced
Series NAV	0.04%	0.00%	0.02%	0.68%	0.74%	-0.02%	0.72%

[1]	“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s anticipated investments in underlying investment companies.
[2]	The Adviser has contractually limited other Portfolio level expenses to 0.00%. These expenses consist of operating expenses of the Portfolio, excluding advisory fees, 12b-1 fees, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

We revise “IV. General Information about Us, the Separate Accounts and the Portfolios – Portfolio Investment Objectives and Strategies” as follows:

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Lifestyle Balanced Trust	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities normally will not exceed 55%.

Transfers You May Make Among Investment Options

We supplement the “Frequent Transfer Restrictions” section in “V. Description of the Contract – Transfers You May Make Among Investment Options” in the Annuity Prospectus as follows:

From November 1, 2013 to July 1, 2014, you may transfer all Contract Value allocated to the Investment Option that invests in the Lifestyle Balanced Trust into one or more other Investment Options available under your Contract with no charge, and the transfer will not count against the number of permitted transfers.

You should retain this Supplement for future reference.

Supplement dated January 13, 2014

01/14:VAPS19	333-164147	333-164139
	333-164140	333-164137
333-164138

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